Exhibit 99.2

LETTER OF TRANSMITTAL AND CONSENT

To Tender and to Consent in Respect of

7.125% Redeemable Notes Due 2004 (CUSIP Number 127071AA6)
8.200% Series A Medium Term Notes Due 2005 (CUSIP Number 12707EAB6)
8.500% Series A Medium Term Note Due 2010 (CUSIP Number 12707EAA8)

(the “Securities”)

of

Cabot Industrial Properties, L.P.

Pursuant to Cabot Industrial Properties, L.P.
Offer to Purchase and Consent Solicitation Statement dated January 15, 2003

The Depositary for the Offers is:

Alpine Fiduciary Services, Inc.

By Mail:	By Overnight Courier:	By Hand:

P.O. Box 2065 South Hackensack, NJ 07606-9974 Attention: Corporate Actions Dept.	c/o Georgeson Shareholder 111 Commerce Road Carlstadt, NJ 07072 Attention: Kirsten Santangelo/ Wendy Demming	c/o Georgeson Shareholder 17 State Street, 27th Floor New York, NY 10004 Attention: Call Center Manager

By Facsimile for Eligible Institutions: (201) 559-1162
Confirm Fax by Telephone: (201) 460-2213

THE CONSENT PAYMENT DEADLINE (I.E., THE TIME BY WHICH YOU MUST TENDER SECURITIES IN ORDER TO BE ELIGIBLE TO RECEIVE THE CONSENT PAYMENT) WILL BE 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 29, 2003, UNLESS EXTENDED. THE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 13, 2003, UNLESS EXTENDED OR EARLIER TERMINATED (THE “EXPIRATION TIME”). CONSENTS MAY BE REVOKED AT ANY TIME AT OR PRIOR TO THE CONSENT PAYMENT DEADLINE, AND TENDERED SECURITIES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION TIME, BUT NOT THEREAFTER, EXCEPT IN EACH CASE UNDER LIMITED CIRCUMSTANCES DESCRIBED MORE FULLY IN THE OFFER TO PURCHASE AND CONSENT SOLICITATION STATEMENT.

Delivery of this Letter of Transmittal and Consent (this “Letter of Transmittal”) to an address other than as set forth above, or transmission of instructions via a fax number other than as listed above, will not constitute a valid delivery.

Capitalized terms used but not defined in this Letter of Transmittal have the meanings assigned to them in the Offer to Purchase and Consent Solicitation Statement dated January 15, 2003 (the “Offer to Purchase”).

This Letter of Transmittal is to be completed by a holder desiring to tender Securities, unless that holder is executing the tender through The Depository Trust Company’s (“DTC”) Automated Tender Offer Program (“ATOP”). A holder tendering through ATOP does not need to complete this Letter of Transmittal.

If you hold your Securities through a broker or other nominee, only that broker or nominee can tender your Securities. In that case, you must instruct your broker or nominee if you elect to tender your Securities.

For a description of the procedures to be followed in order to tender Securities (through ATOP or otherwise), see “The Offers—Procedure for Tendering Securities and Giving Consents” in the Offer to Purchase and the instructions to this Letter of Transmittal.

TENDER OF SECURITIES

Name of Tendering Institution:

Account Number:

Transaction Code Number:

List below the Securities to which this Letter of Transmittal relates. If the space provided is inadequate, list the principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Securities will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.

DESCRIPTION OF SECURITIES

Name of DTC Participant and Participant’s DTC Account Number in Which Securities Are Held (Please fill in blank)	Title of Series of Securities	Aggregate Principal Amount Represented	Principal Amount Tendered and as to Which Consents Are Given

If not already printed above, the name of the DTC participant to whose account the Securities are credited should be printed exactly as such participant’s name appears on a security position listing as the owner of the Securities.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby (a) tenders to Cabot Industrial Properties, L.P. (“Cabot L.P.”), on the terms and subject to the conditions set forth in its Offer to Purchase and Consent Solicitation Statement dated January 15, 2003 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal and Consent (this “Letter of Transmittal”), the series and principal amount of Securities indicated in the table above entitled “Description of Securities” under the column heading “Principal Amount Tendered and as to Which Consents Are Given” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Securities described in such table) and (b) consents to the Amendments and to the execution and delivery by Cabot L.P. of the New Supplemental Indentures as follows:

•
with respect to the aggregate principal amount of all Securities tendered, the undersigned consents to the Amendments reflected in the Third Supplemental Indenture and to the execution and delivery by Cabot L.P., Cabot Trust and the Trustee of the Third Supplemental Indenture;

•
with respect to the aggregate principal amount of any and all 7.125% Notes tendered, the undersigned consents to the Amendments reflected in the Fourth Supplemental Indenture and to the execution and delivery by Cabot L.P. and the Trustee of the Fourth Supplemental Indenture; and

•
with respect to the aggregate principal amount of any and all 8.200% Notes and 8.500% Notes tendered, the undersigned consents to the Amendments reflected in the Fifth Supplemental Indenture and to the execution and delivery by Cabot L.P. and the Trustee of the Fifth Supplemental Indenture.

The undersigned acknowledges and agrees that the tender of Securities made hereby may not be withdrawn, and the consents granted hereby may not be revoked, except in accordance with the procedures set forth in the Offer to Purchase. Capitalized terms used but not defined in this Letter of Transmittal have the meanings assigned to them in the Offer to Purchase.

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Securities tendered herewith in accordance with the terms and subject to the conditions of the Offers, the undersigned hereby (a) sells, assigns and transfers to, or upon the order of, Cabot L.P., all right, title and interest in and to all of the Securities tendered hereby and (b) waives any and all other rights with respect to such Securities. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of Cabot L.P. with respect to such Securities), with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Securities and all evidences of transfer and authenticity to, or transfer ownership of such Securities on the account books maintained by DTC to, or upon the order of, Cabot L.P., (ii) present such Securities for transfer of ownership on the books of Cabot L.P., (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities, and (iv) deliver to Cabot L.P. and the Trustee this Letter of Transmittal as evidence of the undersigned’s consent to the applicable Amendments and the execution and delivery by Cabot L.P. and the Trustee of the applicable New Supplemental Indentures, all in accordance with the terms and conditions of the Offers as described in the Offer to Purchase.

If the undersigned is not the DTC participant listed in the security position listing as the owner of the Securities listed in the box above entitled “Description of Securities” under the column heading “Principal Amount Tendered and as to Which Consents Are Given,” or such DTC participant’s legal representative or attorney-in-fact, then the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to deliver a Consent in respect of such Securities on behalf of the holder thereof, and such proxy is being delivered with this Letter of Transmittal.

The undersigned acknowledges and agrees that a tender of Securities pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and an acceptance of such Securities by Cabot L.P. will constitute a binding agreement between the undersigned and Cabot L.P. upon the terms and subject to the conditions of the Offers.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Securities tendered hereby and to give the Consent contained herein and (b) when such tendered Securities are accepted for payment and paid for by Cabot L.P. pursuant to the Offers, Cabot L.P. will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by Cabot L.P. to be necessary or desirable to complete the sale, assignment and transfer of the Securities tendered hereby, to perfect the undersigned’s consent to the Amendments or to complete the execution of the respective New Supplemental Indentures containing such Amendments.

No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

If the “Special Issuance/Delivery Instructions” box (found below) is completed, please credit the DTC account indicated below for any book entry transfers of any Securities not tendered or not accepted for purchase. The undersigned recognizes that Cabot L.P. has no obligation under the “Special Issuance/Delivery Instructions” box to transfer any Securities from the names of the registered holder(s) thereof if Cabot L.P. does not accept for purchase any of the principal amount of such Securities so tendered.

SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS (See Instructions 2 and 5)

To be completed ONLY if Securities in the principal amount not tendered or not accepted for purchase are to be returned in the name of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal and/or sent to a DTC participant account different from that indicated in the table entitled “Description of Securities.”

Please issue Securities not tendered or accepted for purchase to:

Name of DTC Participant:

DTC Participant Account Number:

Contact at DTC Participant:

PLEASE COMPLETE AND SIGN BELOW
(This page is to be completed and signed by all tendering
holders except holders executing the tender through DTC’s ATOP)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders, and consents to the applicable Amendments as described above (and to execution and delivery by Cabot L.P., Cabot Trust and the Trustee, as applicable, of the New Supplemental Indentures effecting the applicable Amendments) with respect to, the principal amount of the Securities listed in the box above entitled “Description of Securities” under the column heading “Principal Amount Tendered and as to Which Consents Are Given” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Securities described in such box).

Signature(s)

(Must be signed by a DTC participant whose name appears on a security position listing as the owner of such Securities, exactly as such name appears on the security position listing. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or other persons acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 1.)

Dated

Name(s)

(Please Print)

Capacity

Address

(Including Zip Code)
Area Code and Telephone Number

Tax Identification or Social Security Number

Medallion Signature Guarantee
(Only If Required–See Instructions 1 and 3)

Authorized Signature of Guarantor

Name of Firm

[Place Seal Here]

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offers

1. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by a DTC participant whose name appears on a security position listing as the owner of the Securities tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Securities. If any of the Securities tendered hereby are listed in the name of two or more holders, all such holders must sign this Letter of Transmittal.

If this Letter of Transmittal or any Securities or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Cabot L.P. of such person’s authority to so act must be submitted.

When this Letter of Transmittal is signed by the DTC participant whose name appears on a security position listing as the owner of the Securities tendered hereby, no separate instruments of transfer are required unless Securities not tendered or purchased are to be issued to a person other than such DTC participant, in which case signatures on such Securities or instruments of transfer must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program (a “Medallion Signature Guarantor”).

Unless this Letter of Transmittal is signed by a DTC participant whose name appears on a security position listing as the owner of such Securities, such Securities must be endorsed or accompanied by appropriate instruments of transfer, and be accompanied by a duly completed proxy entitling the signer to consent with respect to such Securities on behalf of such participant, and each such endorsement, instrument of transfer or proxy must be signed exactly as the name of such participant appears on a security position listing as the owner of such Securities; signatures on each such endorsement, instrument of transfer or proxy must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

2. Delivery of Cash Payments. Payments of cash will only be made by deposit of funds with DTC, which will transmit such payments to tendering holders. Accordingly, the appropriate DTC participant name and number (along with any other required account information) needed to permit such delivery must be provided in the table entitled “Description of Securities.” Failure to do so will render a tender of Securities defective, and Cabot L.P. will have the right, which it may waive, to reject such tender without notice.

3. Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless the Securities tendered hereby are tendered by a DTC participant whose name appears on a security position listing as the owner of such Securities and who has not completed the box entitled “Special Issuance/Delivery Instructions” in this Letter of Transmittal. See Instruction 1.

4. Transfer Taxes. Except as set forth in this Instruction 4, Cabot L.P. will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Securities to it, or to its order, pursuant to the Offers. If Securities not tendered or purchased are to be issued in the name of any persons other than the DTC participant whose name appears on a security position listing as the owner of the Securities tendered hereby, or if tendered Securities are listed in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

5. Special Return Instructions. All Securities tendered hereby and not accepted for purchase will be returned to the undersigned according to the information provided in the table entitled “Description of Securities” or, if completed, according to the “Special Issuance/Delivery Instructions” box in this Letter of Transmittal.

6. Requests for Assistance or Additional Copies. If a holder has questions about the Offers or procedures for tendering, the holder should call the holder’s Goldman Sachs sales representative or the Dealer Manager or the Information Agent at one of their telephone numbers set forth on the back cover page of this Letter of Transmittal. If a holder would like additional copies of the Offer to Purchase and this Letter of Transmittal, the holder should call the Information Agent at its telephone number set forth on the back cover page of this Letter of Transmittal. If a holder has access to Goldman Sachs Financial WorkbenchSM the holder will also be able to obtain copies of the Offer to Purchase and this Letter of Transmittal through that service.

7. Backup Withholding. In general, information reporting requirements will apply to the payment of the gross proceeds of the Offers to a holder of Securities. Federal income tax law also imposes “backup withholding” unless a tendering holder has provided such holder’s correct taxpayer identification number (“TIN”) which, in the case of a holder who is an individual, is his or her social security number, and certain other information, or otherwise establish a basis for exemption from backup withholding. Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and information reporting requirements, provided that they properly demonstrate their eligibility for exemption.

If the tendering holder has not provided the correct TIN or an adequate basis for exemption, the holder may be subject to a penalty imposed by the IRS and the gross proceeds paid to the holder will be subject to a backup withholding tax of up to 30%. If any such withholding results in an overpayment of taxes, a refund or credit may be obtained, provided that the required information is provided to the IRS.

If you would like to tender Securities pursuant to the Offers, you may do so through DTC’s ATOP or by following the instructions that appear in the Offer to Purchase and in this Letter of Transmittal. If you tender through ATOP you do not need to complete this Letter of Transmittal.

If you hold your Securities through a broker or other nominee, only that broker or nominee can tender your Securities. In that case, you must instruct your broker or nominee if you elect to tender your Securities.

The Depositary for the Offers is:

ALPINE FIDUCIARY SERVICES, INC.

By Mail:	By Overnight Courier:	By Hand:

P.O. Box 2065 South Hackensack, NJ 07606-9974 Attention: Corporate Actions Dept.	c/o Georgeson Shareholder 111 Commerce Road Carlstadt, NJ 07072 Attention: Kirsten Santangelo/ Wendy Demming	c/o Georgeson Shareholder 17 State Street, 27th Floor New York, NY 10004 Attention: Call Center Manager

By Facsimile for Eligible Institutions: (201) 559-1162
Confirm Fax by Telephone: (201) 460-2213

If you have questions about the Offers or procedures for tendering, you should call your Goldman Sachs sales representative or the Dealer Manager or the Information Agent at one of their telephone numbers set forth below. If you would like additional copies of the Offer to Purchase and this Letter of Transmittal, you should call the Information Agent at its telephone number set forth below. If you have access to Goldman Sachs Financial WorkbenchSM you will also be able to obtain copies of the Offer to Purchase and this Letter of Transmittal through that service.

The Information Agent for the Offers is:

GEORGESON SHAREHOLDER COMMUNICATIONS, INC. 17 State Street, 10th Floor New York, NY 10004

Banks and Brokers Call Collect: (212) 440-9800
All Others Call Toll Free: (866) 328-5439

The Dealer Manager for the Offers is:

GOLDMAN, SACHS & CO.
Liability Management Group
29th Floor, 85 Broad Street
New York, NY 10004

Toll Free: (877) 686-5059